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                                                                    EXHIBIT 99.2

     THIS SECOND SUPPLEMENTAL INDENTURE is dated as of January 29, 1999 between Omega Cabinets, Ltd., a Delaware corporation (the "Company"), Panther Transport, Inc., an Iowa corporation and a subsidiary of the Company (the "Existing Guarantor"), Omega Kitchen Craft U.S. Corp., a Delaware corporation ("KC U.S. Corp."), Bulrad Illinois, Inc., an Illinois corporation ("Bulrad and together with KC U.S. Corp., collectively, the "New Guarantors"), and The Chase Manhattan Bank, as trustee under the Indenture hereinafter mentioned (the "Trustee").

     WHEREAS, the Company, the Existing Guarantor and HomeCrest Corporation have heretofore executed and delivered to the Trustee an indenture dated as of July 24, 1997 (the "Existing Indenture", and the Existing Indenture, as it may from time to time be supplemented or amended by one or more additional indentures supplemental thereto entered into pursuant to the applicable provisions thereof, being hereinafter called the "Indenture"), providing for the creation of and issuance of $100,000,000 in aggregate principal amount of the Company's 10-1/2% Senior Subordinated Notes due 2007 (the "Notes");

     WHEREAS, the Indenture provides that under certain circumstances the Company may or must cause certain of its Subsidiaries to execute and deliver to the Trustee a supplemental indenture pursuant to which such Subsidiaries shall unconditionally guarantee all of the Company's obligations under the Notes pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein; and

     WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Second Supplemental Indenture.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Existing Guarantor, the New Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

     1.  Capitalized Terms.  Capitalized terms used herein without definition
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shall have the meanings assigned to them in the Indenture.

     2.  Agreement to Guarantee Notes.  The New Guarantors hereby agree, jointly
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and severally with all other Guarantors, to guarantee the Company's obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Article 11 of the Indenture and to be bound by all other applicable provisions of the Indenture.

     3.  No Recourse Against Others.  No past, present or future director,
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officer, employee, incorporator, shareholder or agent of any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, any Subsidiary Guarantees, the Indenture or this Second Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a
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Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

     4.  NEW YORK LAW TO GOVERN.  THE INTERNAL LAW OF THE STATE OF NEW YORK
         ----------------------
SHALL GOVERN AND BE USED TO CONSTRUE THIS SECOND SUPPLEMENTAL INDENTURE.

     5.  Counterparts.  The parties may sign any number of copies of this Second
         ------------
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     6.  Effect of Headings.  The Section headings herein are for convenience
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only and shall not affect the construction hereof.

     7.  The Trustee.  The Trustee shall not be responsible in any manner
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whatsoever for or in respect of the validity or sufficiency of this Second
Supplemental Indenture or for or in respect of the correctness of the recitals of fact contained herein, all of which recitals are made solely by the New Guarantors.

                 [Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental
Indenture to be duly executed as of the date first above written.



                                    OMEGA CABINETS, LTD.



                                    By: /s/ Robert L. Moran
                                       -------------------------------
                                    Name:  Robert L. Moran
                                    Title: President and Chief Executive Officer



                                    PANTHER TRANSPORT, INC.



                                    By: /s/ Robert L. Moran
                                       -------------------------------
                                    Name:  Robert L. Moran
                                    Title: President and Chief Executive Officer



                                    OMEGA KITCHEN CRAFT U.S. CORP.



                                    By: /s/ Robert L. Moran
                                       -------------------------------
                                    Name:  Robert L. Moran
                                    Title: President and Chief Executive Officer



                                    BULRAD ILLINOIS, INC.



                                    By: /s/ Robert L. Moran
                                       -------------------------------
                                    Name:  Robert L. Moran
                                    Title: Vice President


                                    THE CHASE MANHATTAN BANK,
                                    AS TRUSTEE



                                    By: /s/ Glenn G. McKeever
                                       -------------------------------
                                    Name:  Glenn G. McKeever
                                    Title: Vice President

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